Exhibit 10.8

FLORIDA DOCUMENTARY STAMP TAX IN THE AMOUNT $2,450.00 HAS BEEN PAID OR WILL BE PAID DIRECTLY TO THE FLORIDA DEPARTMENT OF REVENUE.

PROMISSORY NOTE AND LOAN AGREEMENT

Tampa, FL
$5,000,000	June 15, 2023

FOR VALUE RECEIVED AND IN CONSIDERATION OF THE LOAN, Telomir Pharmaceuticals, Inc., a Florida corporation (the “Borrower”), hereby promises to pay to the order of George Cappy, as Trustee of the Bay Shore Trust (the “Lender”), the principal sum of Five Million and No/100 Dollars ($5,000,000.00) (the “Commitment Amount”), or such lesser amount thereof as may be borrowed from the Lender and then outstanding, together with interest thereon from the date of this Promissory Note and Loan Agreement (this “Note”). Interest on any amounts advanced pursuant to this Note (each such amount, an “Advance”) shall accrue and be paid in the manner set forth in Section 4 of this Note. Subject to the provisions of Section 10 hereof, the outstanding principal of, and any and all accrued and unpaid interest with respect to, this Note shall be due and payable by the Borrower on June 15, 2025 (the “Maturity Date”).

1. Loan Commitment; Borrowing Procedure. Subject to the terms and conditions set forth herein, Lender agrees to make one or more Advances to the Borrower in an aggregate original principal amount up to the Commitment Amount (the “Loan”). Subject in all cases to the provisions of Section 2, at any time and from time to time from and after the date hereof and through and including the Maturity Date, during normal business hours, upon not less than three (3) business days prior written notice, the Borrower may deliver to the Lender a written request for an Advance (each, an “Advance Request”). On the date set forth in the applicable Advance Request (which date shall be not less than five (5) business days after the date of such Advance Request), the Lender shall (subject to the provisions of Section 2) disburse to the Borrower the full amount set forth in the applicable Advance Request. Any amounts so disbursed will be advanced to the Borrower as a loan and shall be evidenced by, and subject to, the terms and conditions of this Note. Any Advances made by the Lender to the Borrower pursuant to this Note may be repaid by the Borrower (together with any and all interest accrued thereon) at any time without penalty or premium in accordance with the terms hereof. Amounts repaid hereunder may not be reborrowed.

2. Limitations on Borrowing. The Lender shall not have any obligation to make, nor be required to make, any Advances or other extension of credit to the Borrower hereunder if (a) an Event of Default (as defined below) has occurred or (b) Borrower has consummated an initial public offering of its common stock resulting in its common stock trading on a stock exchange or in the over-the-counter market and the Borrower becoming subject to the periodic filing and other obligations under the federal securities law. In no event shall the Lender be obligated to make any Advances or other extension of credit to the Borrower in excess of the Commitment Amount.

3. Payments Generally. All payments shall be made to the Lender in immediately available funds and in lawful money of the United States of America at the principal office of the Lender, or at such other place as Lender may from time to time designate in writing to the Borrower. Each payment of any amounts owed hereunder shall be applied to the then outstanding obligations under this Note in the following order of priority: first, to any fees or other amounts then due hereunder, second, to any accrued and unpaid interest with respect to this Note, and, third, to the outstanding principal of this Note. The Borrower hereby unconditionally waives (a) any rights to presentment, demand, protest or (except as expressly required hereby) notice of any kind, and (b) any rights of rescission, setoff, counterclaim, suretyship or defense to payment under this Note or otherwise that the Borrower may have or claim against the Lender.

4. Calculation and Payment of Interest. This Note (inclusive of all Advances made hereunder) will bear interest on the outstanding principal amount thereof at a fixed rate as follows: (i) up to and including June 14, 2024 (the “Initial Period”), an interest rate equal to seven percent (7.0%) per annum, simple interest and (ii) after the Initial Period and up to and including the date on which this Note is paid in full, an interest rate equal to ten percent (10.0%) per annum, simple interest. Interest shall be calculated based on a year consisting of 365 days and the actual number of days elapsed. Interest shall accrue on a quarterly basis and shall be due and payable on the Maturity Date.

5. Payment of Principal. Unless earlier accelerated in accordance with the provisions hereof following the occurrence of an Event of Default, the unpaid principal balance of this Note (inclusive of all Advances), together with all accrued and unpaid interest, fees and other amounts due hereunder, shall be due and payable in full on the Maturity Date.

6. Prepayments. The Borrower may prepay all or any portion of the outstanding obligations of this Note (including any and all Advances) at any time without penalty or premium.

7. Representations and Warranties of the Borrower. In connection with the transactions provided for herein, the Borrower hereby represents and warrants to the Lender that:

7.1 Organization, Good Standing and Qualification. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has all requisite corporate power and authority to carry on its business as now conducted. The Borrower is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

7.2 Authorization. All corporate action has been taken on the part of the Borrower, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Note. The Borrower has taken all corporate action required to make all the obligations of the Borrower reflected herein the valid and enforceable obligations they purport to be.

7.3 Compliance with Other Instruments. The authorization, execution and delivery of this Note will not constitute or result in a material default or violation of any law or regulation applicable to the Borrower or any material term or provision of the Borrower’s current Articles of Incorporation or bylaws, or any material agreement or instrument by which it is bound or to which its properties or assets are subject.

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8. Representations and Warranties of the Lender. In connection with the transactions provided for herein, the Lender hereby represents and warrants to the Borrower that:

8.1 Authorization. This Note constitutes the Lender’s valid and legally binding obligation, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights and (ii) laws relating to availability of specific performance, injunctive relief or other equitable remedies.

8.2 Purchase Entirely for Own Account. The Lender acknowledges that this Note is issued to the Lender in reliance upon the Lender’s representation to the Borrower that the Note will be acquired for investment for the Lender’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Lender has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Note, the Lender further represents that the Lender does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to this Note.

8.3 Disclosure of Information. The Lender acknowledges that it has received all the information it considers necessary or appropriate for deciding whether to acquire this Note. The Lender further represents that it has had an opportunity to ask questions and receive answers from the Borrower regarding the terms and conditions of the offering of this Note.

8.4 Investment Experience. The Lender is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in this Note. If other than an individual, the Lender also represents it has not been organized solely for the purpose of acquiring this Note.

8.5 Accredited Investor. The Lender is an “accredited investor” within the meaning of Rule 501 of Regulation D, as presently in effect, as promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Act”).

8.6 Restricted Securities. The Lender understands that this Note is characterized as a “restricted security” under the federal securities laws inasmuch as it is being acquired from the Borrower in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances. In this connection the Lender represents that it is familiar with Rule 144 as promulgated by the SEC under the Act, as presently in effect (“Rule 144”), and understands the resale limitations imposed thereby and by the Act.

8.7 Further Limitations on Disposition. Without in any way limiting the representations and warranties set forth above, the Lender further agrees not to make any disposition of all or any portion of this Note unless and until the transferee has agreed in writing for the benefit of the Borrower to be bound by this Section and:

(a) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

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(b) (i) The Lender shall have notified the Borrower of the proposed disposition and shall have furnished the Borrower with a detailed statement of the circumstances surrounding the proposed disposition and (ii) if other than an individual, Lender shall not make any disposition to any of the Borrower’s competitors as such is in good faith determined by the Borrower.

9. Warrant.

10. In connection with the issuance of this Note, the Borrower has issued to Lender a warrant to purchase shares of Borrower’s common stock.

11. Defaults and Remedies.

11.1 Events of Default. Each of the following events shall be considered an “Event of Default” with respect to this Note:

(a) The Borrower shall default in the payment of any part of the principal, interest or other amounts owed to Lender pursuant to this Note, in each case after the same shall become due and payable hereunder, whether at the Maturity Date or at a date fixed for prepayment or by acceleration or otherwise;

(b) Any representation or warranty made by the Borrower herein is determined to have been false, misleading or erroneous in any material respect when made;

(c) The Borrower shall fail to comply in any material respect with any covenant, agreement or other obligation contained in this Note (other than the obligation to pay amounts owed hereunder, which shall be governed by the provisions of Section 10.1(a)) in a timely manner, and such failure shall remain uncured for a period of more than ten (10) days after the Borrower receives notice of the same;

(d) The Borrower shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a voluntary petition for bankruptcy, or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting the material allegations of a petition filed against the Borrower in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Borrower, or of all of any substantial part of the properties of the Borrower, or the Borrower or its managers or members shall take any action looking to the dissolution or liquidation of the Borrower; or

(e) There shall have occurred a material adverse change in the assets, operations or prospects of the Borrower, in each case taken as a whole.

11.2 Remedies. Upon the occurrence and during the continuation of an Event of Default under Section 10.1, the entire unpaid principal and accrued and unpaid interest on this Note shall, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, be forthwith due and payable (a) immediately upon the occurrence of any Event of Default described in Section 10.1(d) and (b) at the option and upon the declaration of the Lender upon the occurrence of any other Event of Default. Upon the occurrence and during the continuation of an Event of Default under Section 10.1, the Lender may, immediately and without expiration of any period of grace, enforce payment of all amounts due and owing under this Note and exercise any and all other remedies granted to it hereunder.

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12. Miscellaneous.

12.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties; provided, however that the Borrower may not assign its obligations under this Note without the written consent of the Lender. Nothing in this Note, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Note, except as expressly provided in this Note.

12.2 Governing Law. This Note shall be governed by and construed under the laws of the State of Florida, without regard to its conflict of laws principles. EACH OF THE Borrower AND THE LENDER hereby consent to the jurisdiction of any court located in Sarasota or hillsborough counties, florida, waive any objection to jurisdiction and venue of any action instituted against ANY OF THEM in such forum as provided above and AGREE NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE IN SUCH FORUM.

12.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Note.

12.4 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

12.5 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Note, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

12.6 Severability. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

12.7 Further Assurance. From time to time, the Borrower shall execute and deliver to Lender such additional documents and shall provide such additional information to the Lender as Lender may reasonably require to carry out the terms of this Note, and any agreements executed in connection herewith.

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12.8 Waiver of Jury Trial. TO THE EXTENT EACH MAY LEGALLY DO SO, EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS NOTE, OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALING OF THE PARTIES HERETO WITH RESPECT TO THIS NOTE, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. TO THE EXTENT EACH MAY LEGALLY DO SO, EACH PARTY HERETO HEREBY AGREES THAT ANY SUCH CLAIM, DEMAND, ACTION OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT EITHER PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF ANY OTHER PARTY HERETO TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

12.9 Entire Agreement; Amendments and Waivers. This Note and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Any term of this Note may be amended and the observance of any term may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Borrower and the Lender. Any waiver or amendment effected in accordance with this Section shall be binding upon each future holder of all such securities, and the Borrower.

12.10 Florida Documentary Stamp Tax. The Borrower shall pay any and all Florida documentary stamp taxes that may be due with respect to this Note.

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IN WITNESS WHEREOF, the parties have executed this Promissory Note and Loan Agreement as of the date first above written.

BORROWER:

TELOMIR PHARMACEUTICALS, INC.

By:	/s/ Christopher Chapman
Christopher Chapman
Chief Executive Officer

LENDER:

/s/ George Cappy
George Cappy, as Trustee of the Bay Shore Trust